Deferred revenue	12 Months Ended
Dec. 31, 2019
Disclosure of deferred revenue [abstract]
Deferred revenue [Text Block]

18. Deferred revenue

On August 8, 2012 and November 4, 2013, the Group entered into precious metals stream transactions with Wheaton whereby the Group has received aggregate deposit payments of $885,000 against delivery of (i) 100% of payable gold and silver from the 777 mine until the end of 2016, and delivery of 50% of payable gold and 100% of payable silver for the remainder of the 777 mine life; and (ii) 100% of payable silver and 50% of payable gold from the Constancia mine.

In addition to the deposit payments, as gold and silver is delivered to Wheaton, the Group receives cash payments equal to the lesser of (i) the market price and (ii) $400 per ounce (for gold) and $5.90 per ounce (for silver), subject to 1% annual escalation after three years, from the inception of the agreement.

The Group recorded the deposits received as deferred revenue and recognizes amounts in revenue as gold and silver are delivered to Wheaton. The Group determines the amortization of deferred revenue to the consolidated income statements on a per unit basis using the estimated total number of gold and silver ounces expected to be delivered to Wheaton over the life of the 777 and Constancia life-of-mine plans. The Group estimates the current portion of deferred revenue based on deliveries anticipated over the next twelve months.

The Group has determined that precious metals stream contracts are subject to variable consideration and contain a significant financing component. As such, the Company recognizes a financing charge at each reporting period and will gross up the deferred revenue balance to recognize the significant financing element that is part of these contracts. The Group's streaming arrangements are secured against the mining properties and other business unit assets associated with the applicable stream.

The Group expects that the remaining performance obligations for the 777 and Constancia streams will be settled by the expiry of their respective stream agreements, which is no earlier than 2036.

The following table summarizes changes in deferred revenue:

Balance, January 1, 2018	$601,930
Amortization of deferred revenue
Liability drawdown	(96,038)
Variable consideration adjustment	2,655
Finance costs	64,921
Effects of changes in foreign exchange	(7,390)
Balance, December 31, 2018	$566,078
Amortization of deferred revenue
Liability drawdown	(92,398)
Variable consideration adjustment	16,295
Finance costs (note 6g)
Current year additions	63,725
Variable consideration adjustment	6,047
Effects of changes in foreign exchange	4,009
Balance, December 31, 2019	$563,756

Consideration from the Company's stream agreement is considered variable. Gold and silver revenue can be subject to cumulative adjustments when the number of ounces to be delivered under the contract changes. During the year ended December 31, 2018, and first quarter of 2019, the Company recognized an adjustment to gold and silver revenue and finance costs due to a net increase in the Company's reserve and resource estimates.

Deferred revenue is reflected in the consolidated balance sheets as follows:

	Dec. 31, 2019	Dec. 31, 2018
Current	$86,933	$86,256
Non-current	476,823	479,822
	$563,756	$566,078